Exhibit 99.2

Third Quarter 2018
Financial Supplement

TABLE OF CONTENTS

Page

Financial Summary and Key Metrics	4

Consolidated Statements of Income	5-6

Consolidated Balance Sheets	7

Average Balance, Average Yield Earned and Average Rate Paid	8-10

Loans and Deposits by Market	11

Segment Data	12

Loan Portfolio and Asset Quality	13

Preliminary Capital Ratios	14

Investment Portfolio	15

Non-GAAP Reconciliation	16-18

Use of non-GAAP Financial Measures

This Supplemental Financial Information contains certain financial measures that are not measures recognized under U.S. generally accepted accounting principles (“GAAP”) and therefore are considered non-GAAP financial measures. These non-GAAP financial measures include, without limitation, adjusted net income, core net income, core diluted earnings per share, adjusted diluted earnings per share, core noninterest expense and core noninterest income, core efficiency ratio (tax equivalent basis), Banking segment core efficiency ratio (tax equivalent basis), Mortgage segment core efficiency ratio (tax equivalent basis), adjusted mortgage contribution, core return on average assets and equity, adjusted return on average assets and equity and core total revenue.  Each of these non-GAAP metrics excludes certain income and expense items that the Company’s management considers to be non-core/adjusted in nature. The Company refers to these non-GAAP measures as adjusted measures. The corresponding Earnings Release also presents tangible assets, tangible common equity, tangible book value per common share, tangible common equity to tangible assets, return on tangible common equity, return on average tangible common equity, core return on average tangible common equity and adjusted return on average tangible common equity.  Each of these non-GAAP metrics excludes the impact of goodwill and other intangibles.

The Company’s management uses these non-GAAP financial measures in their analysis of the Company’s performance, financial condition and the efficiency of its operations as management believes such measures facilitate period-to-period comparisons and provide meaningful indications of its operating performance as they eliminate both gains and charges that management views as non-recurring or not indicative of operating performance. Management believes that these non-GAAP financial measures provide a greater understanding of ongoing operations and enhance comparability of results with prior periods as well as demonstrating the effects of significant non-core gains and charges in the current and prior periods. The Company’s management also believes that investors find these non-GAAP financial measures useful as they assist investors in understanding the Company’s underlying operating performance and in the analysis of ongoing operating trends.  In addition, because intangible assets such as goodwill and other intangibles, and the other items excluded each vary extensively from company to company, the Company believes that the presentation of this information allows investors to more easily compare the Company’s results to the results of other companies.  However, the non-GAAP financial measures discussed herein should not be considered in isolation or as a substitute for the most directly comparable or other financial measures calculated in accordance with GAAP. Moreover, the manner in which the Company calculates the non-GAAP financial measures discussed herein may differ from that of other companies reporting measures with similar names. You should understand how such other banking organizations calculate their financial measures similar or with names similar to the non-GAAP financial measures the Company has discussed herein when comparing such non-GAAP financial measures.  The following tables provide a reconciliation of these measures to the most directly comparable GAAP financial measures.

FB Financial Corporation
Third Quarter 2018
Supplemental Financial Information

Financial Summary and Key Metrics
(Unaudited)
(In Thousands, Except Share Data and %)

	2018			2017
	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter
Statement of Income Data
Total interest income	$62,612	$59,043	$54,848	$55,031	$48,415
Total interest expense	9,857	7,526	6,419	6,048	4,805
Net interest income	52,755	51,517	48,429	48,983	43,610
Provision for loan losses	1,818	1,063	317	956	(784)
Total noninterest income	34,355	35,763	33,275	37,017	37,820
Total noninterest expense	57,213	56,358	56,151	57,540	69,224
Net income before income taxes	28,079	29,859	25,236	27,504	12,990
Income tax expense	6,702	7,794	5,482	4,486	4,602
Net income	$21,377	$22,065	$19,754	$23,018	$8,388
Net interest income (tax—equivalent basis)	$53,161	$51,909	$48,799	$49,692	$44,281
Net income, adjusted*	$21,377	$22,736	$20,636	$18,265	$17,936
Per Common Share
Diluted net income	$0.68	$0.70	$0.63	$0.74	$0.27
Diluted net income, adjusted*	0.68	0.72	0.66	0.59	0.58
Book value	21.12	20.56	19.92	19.54	18.76
Tangible book value*	16.25	15.66	14.99	14.56	13.79
Weighted average number of shares-diluted	31,339,628	31,294,044	31,421,830	31,166,080	30,604,537
Period-end number of shares	30,715,792	30,683,353	30,671,763	30,535,517	30,526,592
Selected Balance Sheet Data
Cash and cash equivalents	$181,630	$104,417	$73,700	$119,751	$97,165
Loans held for investment (HFI)	3,538,531	3,415,575	3,244,663	3,166,911	3,114,562
Allowance for loan losses	(27,608)	(26,347)	(24,406)	(24,041)	(23,482)
Loans held for sale	323,486	374,916	414,518	526,185	466,369
Investment securities, at fair value	609,568	611,435	597,347	543,992	543,282
Other real estate owned, net	13,587	14,639	15,334	16,442	13,812
Total assets	5,058,167	4,923,249	4,725,416	4,727,713	4,581,943
Customer deposits	4,017,391	3,844,009	3,684,758	3,578,694	3,614,220
Brokered and internet time deposits	112,082	65,854	81,393	85,701	104,318
Total deposits	4,129,473	3,909,863	3,766,151	3,664,395	3,718,538
Borrowings	210,968	342,893	293,017	347,595	210,855
Total shareholders' equity	648,731	630,959	611,075	596,729	572,528
Selected Ratios
Return on average:
Assets	1.72%	1.86%	1.71%	1.96%	0.80%
Shareholders' equity	13.3%	14.4%	13.4%	15.8%	6.0%
Tangible common equity*	17.4%	19.0%	17.9%	21.3%	7.7%
Average shareholders' equity to average assets	12.9%	12.9%	12.8%	12.4%	13.2%
Net interest margin (NIM) (tax-equivalent basis)	4.71%	4.81%	4.64%	4.63%	4.61%
Efficiency ratio (GAAP)	65.7%	64.6%	68.7%	66.9%	85.0%
Core efficiency ratio (tax-equivalent basis)*	63.7%	62.1%	65.5%	63.6%	64.4%
Loans held for investment to deposit ratio	85.7%	87.4%	86.2%	86.4%	83.8%
Total loans to deposit ratio	93.5%	96.9%	97.2%	100.8%	96.3%
Yield on interest-earning assets	5.58%	5.51%	5.25%	5.20%	5.10%
Cost of interest-bearing liabilities	1.20%	0.96%	0.85%	0.79%	0.71%
Cost of total deposits	0.80%	0.62%	0.55%	0.50%	0.46%
Credit Quality Ratios
Allowance for loan losses as a percentage of loans held for investment	0.78%	0.77%	0.75%	0.76%	0.75%
Net charge-off's (recoveries) as a percentage of average loans
held for investment	0.06%	(0.11)%	(0.01)%	0.05%	(0.15)%
Nonperforming loans held for investment as a percentage of total loans
held for investments	0.30%	0.26%	0.30%	0.32%	0.29%
Nonperforming assets as a percentage of total assets (a)	0.51%	0.52%	0.59%	1.52%	0.88%
Preliminary capital ratios (Consolidated)
Shareholders' equity to assets	12.8%	12.8%	12.9%	12.6%	12.5%
Tangible common equity to tangible assets*	10.2%	10.1%	10.1%	9.7%	9.5%
Tier 1 capital (to average assets)	11.3%	10.9%	10.7%	10.5%	11.4%
Tier 1 capital (to risk-weighted assets)	12.2%	11.3%	11.8%	11.4%	11.6%
Total capital (to risk-weighted assets)	12.8%	11.9%	12.3%	12.0%	12.2%
Common Equity Tier 1 (to risk-weighted assets) (CET1)	11.5%	10.6%	11.0%	10.7%	10.8%

*These measures are considered non-GAAP financial measures. See “GAAP Reconciliation and Use of Non-GAAP Financial Measures” and the corresponding financial tables below for reconciliations of these Non-GAAP measures. Investors are encouraged to refer to the discussion of non-GAAP measures included in the corresponding earnings release.

(a) For the three months ended December 31 and September 30, 2017, GNMA loans subject to ability to repurchase were included in nonperforming assets. The Company derecognized these in the first quarter of 2018 as the perceived benefit has decreased with rising rates.

FB Financial Corporation
Third Quarter 2018
Supplemental Financial Information

Consolidated Statements of Income
(Unaudited)
(In Thousands, Except Share Data and %)

							Q3 2018	Q3 2018
							vs.	vs.
	2018				2017		Q2 2018	Q3 2017
	Third Quarter		Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Percent variance	Percent variance
Interest income:
Interest and fees on loans	$57,904		$54,529	$50,693	$51,246	$44,367	6.2%	30.5%
Interest on securities
Taxable	3,151		3,134	2,852	2,529	2,399	0.5%	31.3%
Tax-exempt	1,031		981	925	910	988	5.1%	4.4%
Other	526		399	378	346	661	31.8%	-20.4%
Total interest income	62,612		59,043	54,848	55,031	48,415	6.0%	29.3%
Interest expense:
Deposits	7,864		5,898	5,071	4,656	3,954	33.3%	98.9%
Borrowings	1,993		1,628	1,348	1,392	851	22.4%	134.2%
Total interest expense	9,857		7,526	6,419	6,048	4,805	31.0%	105.1%
Net interest income	52,755		51,517	48,429	48,983	43,610	2.4%	21.0%
Provision for loan losses	1,818		1,063	317	956	(784)	71.0%	-331.9%
Net interest income after provision for loan losses	50,937		50,454	48,112	48,027	44,394	1.0%	14.7%
Noninterest income:
Mortgage banking income	26,649		28,544	26,471	30,280	31,334	-6.6%	-15.0%
Service charges on deposit accounts	2,208		2,049	1,959	2,181	2,044	7.8%	8.0%
ATM and interchange fees	2,411		2,581	2,361	2,430	2,222	-6.6%	8.5%
Investment services and trust income	1,411		1,180	1,206	1,154	1,078	19.6%	30.9%
(Loss) gain from securities, net	(27)		(42)	(47)	1	254	-35.7%	-110.6%
Gain (loss) on sales or write-downs of other real estate owned	120		23	(186)	(72)	(368)	421.7%	-132.6%
Gain (loss) from other assets	326		(155)	68	(314)	54	-310.3%	503.7%
Other income	1,257		1,583	1,443	1,357	1,202	-20.6%	4.6%
Total noninterest income	34,355		35,763	33,275	37,017	37,820	-3.9%	-9.2%
Total revenue	87,110		87,280	81,704	86,000	81,430	-0.2%	7.0%
Noninterest expenses:
Salaries, commissions and employee benefits	35,213		34,366	34,027	35,771	34,795	2.5%	1.2%
Occupancy and equipment expense	3,514		3,545	3,424	3,881	3,539	-0.9%	-0.7%
Legal and professional fees	1,917		1,965	2,043	1,764	1,512	-2.4%	26.8%
Data processing	2,562		2,138	2,035	1,766	1,761	19.8%	45.5%
Merger and conversion	-		-	1,193	2,069	15,711	0.0%	-100.0%
Amortization of core deposits and other intangibles	777		802	853	922	558	-3.1%	39.2%
Regulatory fees and deposit insurance assessments	738		730	562	571	549	1.1%	34.4%
Software license and maintenance fees	622		603	657	529	523	3.2%	18.9%
Advertising	3,810		3,408	3,282	3,189	3,493	11.8%	9.1%
Other expense	8,060		8,801	8,075	7,078	6,783	-8.4%	18.8%
Total noninterest expense	57,213		56,358	56,151	57,540	69,224	1.5%	-17.4%
Income before income taxes	28,079		29,859	25,236	27,504	12,990	-6.0%	116.2%
Income tax expense	6,702		7,794	5,482	4,486	4,602	-14.0%	45.6%
Net income	$21,377		$22,065	$19,754	$23,018	$8,388	-3.1%	154.9%
Earnings available to common shareholders	$21,263	(a)	$21,948 (a)	$19,754	$23,018	$8,388
Weighted average common shares outstanding:
Basic	30,692,668		30,678,732	30,613,284	30,527,234	30,004,952
Fully diluted	31,339,628		31,294,044	31,421,830	31,166,080	30,604,537
Earnings per common share:
Basic	$0.69		$0.72	$0.65	$0.75	$0.28
Fully diluted	0.68		0.70	0.63	0.74	0.27

(a) During the second and third quarters of 2018, the Company declared a dividend which included participating securities related to the Company's undistributed restricted stock units. As such, earnings per share is presented in accordance with the two-class method.

FB Financial Corporation
Third Quarter 2018
Supplemental Financial Information

Consolidated Statements of Income
(Unaudited)
(In Thousands, Except Share Data and %)

			Q3 YTD 2018
	For the nine months ended		vs.
	September 30,		Q3 YTD 2017
	2018	2017	Percent variance
Interest income:
Interest and fees on loans	$163,126	$102,723	58.8%
Interest on securities
Taxable	9,137	7,555	20.9%
Tax-exempt	2,937	3,096	-5.1%
Other	1,303	1,208	7.9%
Total interest income	176,503	114,582	54.0%
Interest expense:
Deposits	18,833	8,375	124.9%
Borrowings	4,969	1,919	158.9%
Total interest expense	23,802	10,294	131.2%
Net interest income	152,701	104,288	46.4%
Provision for loan losses	3,198	(1,906)	-267.8%
Net interest income after provision for loan losses	149,503	106,194	40.8%
Noninterest income:
Mortgage banking income	81,664	86,653	-5.8%
Service charges on deposit accounts	6,216	5,606	10.9%
ATM and interchange fees	7,353	6,354	15.7%
Investment services and trust income	3,797	2,795	35.8%
(Loss) gain from securities, net	(116)	284	-140.8%
(Loss) gain on sales or write-downs of other real estate owned	(43)	846	-105.1%
Gain (loss) on other assets	239	(350)	-168.3%
Other income	4,283	2,376	80.3%
Total noninterest income	103,393	104,564	-1.1%
Total revenue	256,094	208,852	22.6%
Noninterest expenses:
Salaries, commissions and employee benefits	103,606	94,584	9.5%
Occupancy and equipment expense	10,483	9,955	5.3%
Legal and professional fees	5,925	3,973	49.1%
Data processing	6,735	4,722	42.6%
Merger and conversion	1,193	16,965	-93.0%
Amortization of intangibles	2,432	1,073	126.7%
Loss on sale of mortgage servicing rights	—	249	-100.0%
Regulatory fees and deposit insurance assessments	2,030	1,478	37.3%
Software license and maintenance fees	1,882	1,344	40.0%
Advertising	10,500	9,768	7.5%
Other expense	24,936	20,666	20.7%
Total noninterest expense	169,722	164,777	3.0%
Net income before income taxes	83,174	45,981	80.9%
Income tax expense	19,978	16,601	20.3%
Net income	$63,196	$29,380	115.1%
Earnings available to common shareholders(a)	$62,859	$29,380
Weighted average common shares outstanding:
Basic	30,661,852	26,649,942
Fully diluted	31,298,654	27,198,373
Earnings per common share:
Basic	$2.05	$1.10
Fully diluted	2.01	1.08

(a) During the second and third quarters of 2018, the Company declared a dividend which included participating securities related to certain of the Company's undistributed restricted stock units. As such, earnings per share is presented in accordance with the two-class method prospectively.

FB Financial Corporation
Third Quarter 2018
Supplemental Financial Information

Consolidated Balance Sheets
(Unaudited)
(In Thousands, %)

						Annualized
						Q3 2018	Q3 2018
						vs.	vs.
	2018			2017		Q2 2018	Q3 2017
	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Percent variance	Percent variance
ASSETS
Cash and due from banks	$81,366	$67,863	$53,060	$29,831	$67,070	78.9%	21.3%
Federal funds sold	801	19,859	7,171	66,127	4,470	-380.7%	-82.1%
Interest bearing deposits in financial institutions	99,463	16,695	13,469	23,793	25,625	1966.9%	288.1%
Cash and cash equivalents	181,630	104,417	73,700	119,751	97,165	293.4%	86.9%
Investments:
Available-for-sale debt securities, at fair value	606,501	608,360	594,248	536,270	535,555	-1.2%	13.2%
Equity securities, at fair value	3,067	3,075	3,099	7,722	7,727	-1.0%	-60.3%
Federal Home Loan Bank stock, at cost	13,432	12,641	11,810	11,412	11,152	24.8%	20.4%
Loans held for sale, at fair value	323,486	374,916	414,518	526,185	466,369	-54.4%	-30.6%
Loans	3,538,531	3,415,575	3,244,663	3,166,911	3,114,562	14.3%	13.6%
Less: allowance for loan losses	27,608	26,347	24,406	24,041	23,482	19.0%	17.6%
Net loans	3,510,923	3,389,228	3,220,257	3,142,870	3,091,080	14.2%	13.6%
Premises and equipment, net	86,445	85,936	81,175	81,577	85,550	2.3%	1.0%
Other real estate owned, net	13,587	14,639	15,334	16,442	13,812	-28.5%	-1.6%
Interest receivable	14,943	12,729	13,920	13,069	11,218	69.0%	33.2%
Mortgage servicing rights, at fair value	79,890	109,449	93,160	76,107	63,046	-107.1%	26.7%
Goodwill	137,190	137,190	137,190	137,190	138,910	0.0%	-1.2%
Core deposit and other intangibles, net	12,403	13,203	14,027	14,902	12,550	-24.0%	-1.2%
Other assets	74,670	57,466	52,978	44,216	47,809	118.8%	56.2%
Total assets	$5,058,167	$4,923,249	$4,725,416	$4,727,713	$4,581,943	10.9%	10.4%
LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
Deposits
Noninterest-bearing	$962,948	$970,851	$930,991	$888,200	$924,773	-3.2%	4.1%
Interest-bearing checking	876,991	921,246	983,634	895,140	848,714	-19.1%	3.3%
Money market and savings	1,236,851	1,287,657	1,144,517	1,192,726	1,277,835	-15.7%	-3.2%
Customer time deposits	940,601	664,255	625,616	602,628	562,898	165.1%	67.1%
Brokered and internet time deposits	112,082	65,854	81,393	85,701	104,318	278.5%	7.4%
Total time deposits	1,052,683	730,109	707,009	688,329	667,216	175.3%	57.8%
Total deposits	4,129,473	3,909,863	3,766,151	3,664,395	3,718,538	22.3%	11.1%
Borrowings	210,968	342,893	293,017	347,595	210,855	-152.6%	0.1%
Accrued expenses and other liabilities	68,995	39,534	55,173	118,994	80,022	295.7%	-13.8%
Total liabilities	4,409,436	4,292,290	4,114,341	4,130,984	4,009,415	10.8%	10.0%
Shareholders' equity:
Common stock, $1 par value	30,716	30,683	30,672	30,536	30,527	0.4%	0.6%
Additional paid-in capital	422,302	420,382	418,810	418,596	416,651	1.8%	1.4%
Retained earnings	206,718	187,250	167,094	147,449	123,779	41.2%	67.0%
Accumulated other comprehensive (loss) income, net	(11,005)	(7,356)	(5,501)	148	1,571	196.8%	-800.5%
Total shareholders' equity	648,731	630,959	611,075	596,729	572,528	11.2%	13.3%
Total liabilities and shareholders' equity	$5,058,167	$4,923,249	$4,725,416	$4,727,713	$4,581,943	10.9%	10.4%

FB Financial Corporation
Third Quarter 2018
Supplemental Financial Information

Average Balance, Average Yield Earned and Average Rate Paid
For the Quarters Ended
(Unaudited)
(In Thousands, Except %)

	Three Months Ended			Three Months Ended
	September 30, 2018			June 30, 2018
	Average balances	Interest income/ expense	Average yield/ rate	Average balances	Interest income/ expense	Average yield/ rate
Interest-earning assets:
Loans HFI(1)	$3,457,526	$53,928	6.19%	$3,289,045	$50,193	6.12%
Loans held for sale	353,477	4,019	4.51%	362,571	4,382	4.85%
Securities:
Taxable	482,733	3,151	2.59%	484,035	3,134	2.60%
Tax-exempt(1)	121,680	1,394	4.55%	115,334	1,327	4.61%
Total securities(1)	604,413	4,545	2.98%	599,369	4,461	2.99%
Federal funds sold	18,014	97	2.14%	19,645	82	1.67%
Interest-bearing deposits with other financial institutions	33,184	214	2.56%	42,750	155	1.45%
FHLB stock	13,179	215	6.47%	12,530	162	5.19%
Total interest earning assets(1)	4,479,793	63,018	5.58%	4,325,910	59,435	5.51%
Noninterest Earning Assets:
Cash and due from banks	52,980			48,184
Allowance for loan losses	(26,487)			(24,771)
Other assets	425,911			414,668
Total noninterest earning assets	452,404			438,081
Total assets	$4,932,197			$4,763,991
Interest-bearing liabilities:
Interest bearing deposits:
Interest bearing checking	$870,964	$1,690	0.77%	$935,351	$1,571	0.67%
Money market	1,067,754	3,126	1.16%	1,005,081	2,311	0.92%
Savings deposits	177,698	68	0.15%	181,461	69	0.15%
Customer time deposits	745,616	2,699	1.44%	628,709	1,638	1.04%
Broker and internet time deposits	61,478	281	1.81%	75,699	309	1.64%
Time deposits	807,094	2,980	1.46%	704,408	1,947	1.11%
Total interest bearing deposits	2,923,510	7,864	1.07%	2,826,301	5,898	0.84%
Other interest-bearing liabilities:
Securities sold under agreements to repurchase and federal funds purchased	24,484	51	0.83%	20,002	45	0.90%
Federal Home Loan Bank advances	293,020	1,524	2.06%	253,131	1,171	1.86%
Subordinated debt	30,930	418	5.36%	30,930	412	5.34%
Total other interest-bearing liabilities	348,434	1,993	2.27%	304,063	1,628	2.15%
Total Interest-bearing liabilities	3,271,944	9,857	1.20%	3,130,364	7,526	0.96%
Noninterest bearing liabilities:
Demand deposits	980,296			975,760
Other liabilities	41,569			41,917
Total noninterest-bearing liabilities	1,021,865			1,017,677
Total liabilities	4,293,809			4,148,041
Shareholders' equity	638,388			615,950
Total liabilities and shareholders' equity	$4,932,197			$4,763,991
Net interest income(1)		$53,161			$51,909
Interest rate spread(1)			4.39%			4.55%
Net interest margin(1)			4.71%			4.81%
Cost of total deposits			0.80%			0.62%
Average interest-earning assets to average interest- bearing liabilities			136.9%			138.2%
Tax equivalent adjustment		$406			$392
Loan HFI yield components:
Contractual interest rate(1)		$47,650	5.47%		$44,057	5.37%
Origination and other loan fee income		3,486	0.40%		3,742	0.46%
Accretion on purchased loans		2,130	0.25%		1,928	0.23%
Nonaccrual interest collections		630	0.07%		250	0.03%
Syndication fee income		32	0.00%		216	0.03%
Total loan yield		$53,928	6.19%		$50,193	6.12%

(1) Includes tax equivalent adjustment using combined marginal tax rate of 26.060% for 2018.

FB Financial Corporation
Third Quarter 2018
Supplemental Financial Information

Average Balance, Average Yield Earned and Average Rate Paid
For the Quarters Ended
(Unaudited)
(In Thousands, Except %)

	Three Months Ended			Three Months Ended			Three Months Ended
	March 31, 2018			December 31, 2017			September 30, 2017
	Average balances	Interest income/ expense	Average yield/ rate	Average balances	Interest income/ expense	Average yield/ rate	Average balances	Interest income/ expense	Average yield/ rate
Interest-earning assets:
Loans HFI(1)	$3,192,490	$46,564	5.92%	$3,138,245	$46,503	5.88%	$2,705,265	$40,242	5.90%
Loans held for sale	434,573	4,173	3.89%	493,073	4,856	3.91%	410,434	4,167	4.03%
Securities:
Taxable	457,826	2,852	2.53%	442,351	2,529	2.27%	425,281	2,399	2.24%
Tax-exempt(1)	109,116	1,251	4.65%	108,000	1,506	5.53%	117,429	1,617	5.46%
Total securities(1)	566,942	4,103	2.94%	550,351	4,035	2.91%	542,710	4,016	2.94%
Federal funds sold	20,325	73	1.46%	18,227	14	0.30%	39,363	76	0.77%
Interest-bearing deposits with other financial institutions	35,463	165	1.89%	42,693	177	1.64%	108,185	448	1.64%
FHLB stock	11,806	140	4.81%	11,160	155	5.51%	8,892	137	6.11%
Total interest earning assets(1)	4,261,599	55,218	5.25%	4,253,749	55,740	5.20%	3,814,849	49,086	5.10%
Noninterest Earning Assets:
Cash and due from banks	43,261			57,406			55,485
Allowance for loan losses	(24,311)			(23,470)			(23,875)
Other assets	397,945			376,984			316,019
Total noninterest earning assets	416,895			410,920			347,629
Total assets	$4,678,494			$4,664,669			$4,162,478
Interest-bearing liabilities:
Interest bearing deposits:
Interest bearing checking	$943,707	$1,357	0.58%	$832,030	$1,146	0.55%	$788,238	$1,040	0.52%
Money market	975,831	1,890	0.79%	1,071,194	1,991	0.74%	1,023,612	1,722	0.67%
Savings deposits	179,925	68	0.15%	178,574	72	0.16%	166,184	67	0.16%
Customer time deposits	617,784	1,423	0.93%	577,003	1,067	0.73%	493,992	825	0.66%
Broker and internet time deposits	84,125	333	1.61%	95,480	380	1.58%	95,207	300	1.25%
Time deposits	701,909	1,756	1.01%	672,483	1,447	0.85%	589,199	1,125	0.76%
Total interest bearing deposits	2,801,372	5,071	0.73%	2,754,281	4,656	0.67%	2,567,233	3,954	0.61%
Other interest-bearing liabilities:
Securities sold under agreements to repurchase and federal funds purchased	15,160	25	0.67%	15,883	11	0.27%	15,828	9	0.23%
Federal Home Loan Bank advances	211,735	917	1.76%	241,307	967	1.59%	86,795	428	1.96%
Subordinated debt	30,930	406	5.32%	30,930	414	5.31%	30,930	414	5.31%
Total other interest-bearing liabilities	257,825	1,348	2.12%	288,120	1,392	1.92%	133,553	851	2.53%
Total Interest-bearing liabilities	3,059,197	6,419	0.85%	3,042,401	6,048	0.79%	2,700,786	4,805	0.71%
Noninterest bearing liabilities:
Demand deposits	927,213			964,030			871,973
Other liabilities	92,886			79,382			39,310
Total noninterest-bearing liabilities	1,020,099			1,043,412			911,283
Total liabilities	4,079,296			4,085,813			3,612,069
Shareholders' equity	599,198			578,856			550,409
Total liabilities and shareholders' equity	$4,678,494			$4,664,669			$4,162,478
Net interest income(1)		$48,799			$49,692			$44,281
Interest rate spread(1)			4.40%			4.41%			4.40%
Net interest margin(1)			4.64%			4.63%			4.61%
Cost of total deposits			0.55%			0.50%			0.46%
Average interest-earning assets to average interest- bearing liabilities			139.3%			139.8%			141.2%
Tax equivalent adjustment		$370			$709			$671
Loan HFI yield components:
Contractual interest rate(1)		$41,536	5.28%		$41,026	5.20%		$34,634	5.08%
Origination and other loan fee income		2,867	0.37%		2,084	0.26%		2,610	0.38%
Accretion on purchased loans		1,687	0.21%		1,935	0.24%		1,554	0.23%
Nonaccrual interest collections		399	0.05%		1,216	0.15%		1,116	0.16%
Syndication fee income		75	0.01%		242	0.03%		328	0.05%
Total loan yield		$46,564	5.92%		$46,503	5.88%		$40,242	5.90%

(1) Includes tax equivalent adjustment using combined marginal tax rate of 26.060% for 2018 and 39.225% for 2017.

FB Financial Corporation
Third Quarter 2018
Supplemental Financial Information

Average Balance, Average Yield Earned and Average Rate Paid
For the Periods Ended
(Unaudited)
(In Thousands, Except %)

	For the nine months ended			For the nine months ended
	September 30, 2018			September 30, 2017
	Average balances	Interest income/ expense	Average yield/ rate	Average balances	Interest income/ expense	Average yield/ rate
Interest-earning assets:
Loans HFI(1)	$3,314,403	$150,685	6.08%	$2,095,419	$90,447	5.77%
Loans held for sale	383,242	12,574	4.39%	394,425	12,400	4.20%
Securities:
Taxable	474,729	9,137	2.57%	441,063	7,555	2.29%
Tax-exempt(1)	115,452	3,972	4.60%	118,982	5,086	5.72%
Total securities(1)	590,181	13,109	2.97%	560,045	12,641	3.02%
Federal funds sold	19,320	252	1.74%	18,127	126	0.93%
Interest-bearing deposits with other financial institutions	37,124	534	1.92%	85,398	777	1.22%
FHLB stock	12,510	517	5.53%	8,130	305	5.02%
Total interest earning assets(1)	4,356,780	177,671	5.45%	3,161,544	116,696	4.93%
Noninterest Earning Assets:
Cash and due from banks	48,177			51,695
Allowance for loan losses	(25,201)			(22,953)
Other assets	411,709			260,517
Total noninterest earning assets	434,685			289,259
Total assets	$4,791,465			$3,450,803
Interest-bearing liabilities:
Interest bearing deposits:
Interest bearing checking	$916,407	$4,618	0.67%	$726,667	$2,494	0.46%
Money market	1,016,559	7,327	0.96%	806,036	3,396	0.56%
Savings deposits	179,686	205	0.15%	146,291	173	0.16%
Customer time deposits	664,505	5,760	1.16%	413,739	2,010	0.65%
Broker and internet time deposits	73,683	923	1.67%	22,400	302	1.80%
Time deposits	738,188	6,683	1.21%	436,139	2,312	0.71%
Total interest bearing deposits	2,850,840	18,833	0.88%	2,115,133	8,375	0.53%
Other interest-bearing liabilities:
Securities sold under agreements to repurchase and federal funds purchased	19,916	121	0.81%	17,296	31	0.24%
Federal Home Loan Bank advances	252,927	3,612	1.91%	66,101	811	1.64%
Subordinated debt	30,930	1,236	5.34%	31,129	1,077	4.63%
Total other interest-bearing liabilities	303,773	4,969	2.19%	114,526	1,919	2.24%
Total Interest-bearing liabilities	$3,154,613	$23,802	1.01%	$2,229,659	$10,294	0.62%
Noninterest bearing liabilities:
Demand deposits	$961,583			$754,819
Other liabilities	57,223			38,065
Total noninterest-bearing liabilities	1,018,806			792,884
Total liabilities	4,173,419			3,022,543
Shareholders' equity	618,046			428,260
Total liabilities and shareholders' equity	$4,791,465			$3,450,803
Net interest income(1)		$153,869			$106,402
Interest rate spread(1)			4.44%			4.32%
Net interest margin(1)			4.72%			4.50%
Cost of total deposits			0.66%			0.39%
Average interest-earning assets to average interest- bearing liabilities			138.1%			141.8%
Tax equivalent adjustment		$1,168			$2,114
Loan HFI yield components:
Contractual interest rate(1)		$133,243	5.38%		$78,530	5.01%
Origination and other loan fee income		10,095	0.41%		5,554	0.35%
Accretion on purchased loans		5,745	0.23%		3,545	0.23%
Nonaccrual interest collections		1,279	0.05%		2,050	0.13%
Syndication fee income		323	0.01%		768	0.05%
Total loan yield		$150,685	6.08%		$90,447	5.77%

(1) Includes tax equivalent adjustment using combined marginal tax rate of 26.060% for 2018.

FB Financial Corporation
Third Quarter 2018
Supplemental Financial Information

Loans and Deposits by Market
For the Quarters Ended
(Unaudited)
(In Thousands)

	2018			2017
	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter
Loans by market
Metropolitan	$2,335,771	$2,210,419	$2,076,465	$1,984,826	$1,932,934
Community	765,231	771,358	764,198	780,079	779,810
Specialty lending and other	437,529	433,798	404,000	402,006	401,818
Total	$3,538,531	$3,415,575	$3,244,663	$3,166,911	$3,114,562
Deposits by market
Metropolitan	2,228,902	2,112,941	2,079,983	2,091,927	2,059,401
Community	1,427,310	1,392,649	1,409,612	1,291,922	1,311,120
Mortgage and other(1)	473,261	404,273	276,556	280,546	348,017
Total	$4,129,473	$3,909,863	$3,766,151	$3,664,395	$3,718,538

(1) Includes deposits related to escrow balances from mortgage servicing portfolio and wholesale/other deposits .

FB Financial Corporation
Third Quarter 2018
Supplemental Financial Information

Segment Data
For the Quarters Ended
(Unaudited)
(In Thousands, Except %)

	2018			2017
	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter
Banking segment
Net interest income	$52,733	$51,669	$48,771	$49,422	$43,741
Provision for loan losses	1,818	1,063	317	956	(784)
Mortgage banking income retail footprint	7,417	6,894	6,108	6,455	7,498
Other noninterest income	7,706	7,164	6,804	6,737	6,486
Other noninterest mortgage banking expenses	6,383	5,649	5,097	5,294	6,216
Merger and conversion expense	-	-	1,193	2,069	15,711
Other noninterest expense	32,009	31,072	30,951	30,060	27,540
Pre-tax income after allocations	$27,646	$27,943	$24,125	$24,235	$9,042
Total assets	4,637,097	4,443,469	4,220,543	4,130,349	4,056,901
Intracompany funding income included in net interest income	3,997	4,517	4,508	5,276	4,274
Core efficiency ratio*	52.4%	51.8%	55.2%	55.5%	56.2%
Mortgage segment
Net interest income	$22	$(152)	$(342)	$(439)	$(131)
Provision for loan losses	-	-	-	-	-
Noninterest income	19,232	21,650	20,363	23,825	23,836
Noninterest expense	18,821	19,582	18,910	20,117	19,757
Direct contribution	$433	$1,916	$1,111	$3,269	$3,948
Total assets	421,070	479,780	504,873	597,364	525,042
Intracompany funding expense included in net interest income	3,997	4,517	4,508	5,276	4,274
Core efficiency ratio*	85.8%	83.6%	85.7%	83.8%	79.9%
Interest rate lock commitments
volume during the period
Consumer direct	$715,739	$785,965	$719,730	$677,449	$786,034
Third party origination (TPO)	206,651	239,995	245,679	189,299	269,473
Retail	319,073	359,284	329,720	268,720	325,295
Correspondent	463,473	590,743	833,857	678,346	619,953
Total	$1,704,936	$1,975,987	$2,128,986	$1,813,814	$2,000,755
Interest rate lock commitments
pipeline (period end)
Consumer direct	$224,648	$291,874	$246,650	$246,982	$261,617
Third party origination (TPO)	72,890	92,526	107,365	63,034	93,353
Retail	94,693	117,912	124,538	72,939	101,196
Correspondent	60,589	95,256	214,424	121,201	84,506
Total	$452,820	$597,568	$692,977	$504,156	$540,672
Mortgage sales
Consumer direct	$577,070	$483,434	$592,873	$567,529	$485,931
Third party origination (TPO)	178,238	205,050	160,903	216,866	194,164
Retail	85,561	79,497	64,925	68,695	71,358
Retail footprint	227,985	210,958	169,778	205,228	222,786
Reverse	11,154	12,252	14,779	20,587	17,520
Correspondent	454,020	715,733	679,561	606,526	646,003
Total	$1,534,028	$1,706,924	$1,682,819	$1,685,431	$1,637,762
Gains and fees from origination and sale of
mortgage loans held for sale	$26,094	$27,017	$23,481	$29,577	$29,570
Net change in fair value of loans held for sale, derivatives, and other	(2,320)	(2,299)	(90)	(3,317)	(806)
Change in fair value of mortgage servicing rights, net of hedging	(2,701)	(1,778)	(1,713)	(190)	(893)
Mortgage servicing income	5,576	5,604	4,793	4,210	3,463
Total mortgage banking
income	$26,649	$28,544	$26,471	$30,280	$31,334
Mortgage sale margin (a)	1.70%	1.58%	1.40%	1.75%	1.81%

*These measures are considered non-GAAP financial measures. See “GAAP Reconciliation and Use of Non-GAAP financial measures” and the corresponding financial tables below for a reconciliation and discussion of these non-GAAP measures for a reconcilation and discussion of this non-GAAP measure.

(a) Calculated by dividing gains from sale of mortgage loans held for sale by total mortgage sales.

FB Financial Corporation
Third Quarter 2018
Supplemental Financial Information

Loan Portfolio and Asset Quality
For the Quarters Ended
(Unaudited)
(In Thousands, Except %)

	2018						2017
	September 30, 2018	% of Total	June 30, 2018	% of Total	March 31, 2018	% of Total	December 31, 2017	% of Total	September 30, 2017	% of Total
Loan portfolio
Commercial and industrial	$840,439	24%	$813,054	24%	$765,115	24%	$715,075	23%	$731,588	23%
Construction	491,171	14%	522,471	15%	466,495	14%	448,326	14%	435,414	14%
Residential real estate:
1-to-4 family mortgage	553,720	16%	528,158	15%	491,725	15%	480,989	15%	459,467	15%
Residential line of credit	214,741	6%	208,668	6%	197,740	6%	194,986	6%	188,392	6%
Multi-family mortgage	86,264	2%	57,344	2%	63,295	2%	62,374	2%	74,004	2%
Commercial real estate:
Owner occupied	504,149	14%	470,872	14%	499,331	16%	495,872	16%	473,395	15%
Non-owner occupied	628,336	18%	600,629	18%	562,128	17%	551,588	17%	521,416	17%
Consumer and other	219,711	6%	214,379	6%	198,834	6%	217,701	7%	230,886	7%
Total loans held for investment	$3,538,531	100%	$3,415,575	100%	$3,244,663	100%	$3,166,911	100%	$3,114,562	100%

Allowance for loan losses rollforward summary
Allowance for loan losses at the beginning of the period	$26,347		$24,406		$24,041		$23,482		$23,247
Charge-off's	(917)		(421)		(661)		(719)		(575)
Recoveries	360		1,299		709		322		1,594
Provision for loan losses	1,818		1,063		317		956		(784)
Allowance for loan losses at the end of the period	$27,608		$26,347		$24,406		$24,041		$23,482

Allowance for loan losses as a percentage of total loans held for investment	0.78%		0.77%		0.75%		0.76%		0.75%

Charge-offs
Commercial and Industrial	$(333)		$(5)		$(220)		$(63)		$(221)
Construction	(14)		(15)		-		(21)		-
Residential real estate:
1-to-4 family mortgage	(4)		(5)		(60)		(45)		(32)
Residential line of credit	(13)		-		(20)		(72)		(9)
Multi-family mortgage	-		-		-		-		-
Commercial real estate:
Owner occupied	(55)		-		-		(224)		(64)
Non-owner occupied	-		-		-		-		-
Consumer and other	(498)		(396)		(361)		(294)		(249)
Total Charge Offs:	(917)		(421)		(661)		(719)		(575)
Recoveries
Commercial and Industrial	104		135		135		100		200
Construction	13		862		252		4		1,022
Residential real estate:
1-to-4 family mortgage	99		43		15		33		86
Residential line of credit	31		44		27		27		157
Multi-family mortgage	-		-		-		-		-
Commercial real estate:
Owner occupied	10		108		23		22		24
Non-owner occupied	-		-		51		4		1
Consumer and other	103		107		206		132		104
Total Recoveries:	360		1,299		709		322		1,594
Net (charge-off's) recoveries	$(557)		$878		$48		$(397)		$1,019

Net charge-off's (recoveries) as a percentage of average total loans	0.06%		(0.11%)		(0.01%)		0.05%		(0.15%)

Loans classified as substandard	$60,346		$58,467		$52,835		$55,488		$59,588
Purchased credit impaired loans	$73,651		$78,313		$85,752		$88,835		$92,455

Nonperforming assets(b)
Past due 90 days or more and accruing interest	$2,364		$1,639		$2,689		$1,996		$1,238
Nonaccrual	8,355		7,174		6,954		8,101		7,749
Total nonperforming loans held for investment	$10,719		$8,813		$9,643		$10,097		$8,987
Loans held for sale(a)	—		—		501		43,035		13,575
Other real estate owned- foreclosed	8,206		9,258		9,755		10,547		10,205
Other real estate owned- acquired excess facilities	5,381		5,381		5,579		5,895		3,607
Other assets	1,564		2,341		2,342		2,369		3,967
Total nonperforming assets	$25,870		$25,793		$27,820		$71,943		$40,341
Total nonperforming loans as a percentage of loans held for investment	0.30%		0.26%		0.30%		0.32%		0.29%
Total nonperforming assets as a percentage of total assets	0.51%		0.52%		0.59%		1.52%		0.88%
Total accruing loans over 90 days delinquent as a percentage of total assets	0.05%		0.03%		0.06%		0.04%		0.03%
Loans restructured as troubled debt restructurings	$7,679		$8,603		$8,675		$8,604		$8,095
Troubled debt restructurings as a percentage of loans held for investment	0.22%		0.25%		0.27%		0.27%		0.26%

(a) Includes right to repurchase government guaranteed GNMA mortgage loans previously sold and internally serviced for the fourth and third quarters of 2017. The Bank has not exercised and does not expect to exercise the repurchase option. In the first quarter of 2018 and prospectively, the Bank has elected to discontinue this practice as the perceived benefit has decreased with rising rates.

(b) Nonperforming assets excludes purchase credit impaired loans.

FB Financial Corporation
Third Quarter 2018
Supplemental Financial Information

Preliminary Capital Ratios
(Unaudited)
(In Thousands, Except %)

Computation of Tangible Common Equity to Tangible Assets:	September 30, 2018	December 31, 2017

Total Equity	$648,731	$596,729
Less:
Goodwill	137,190	137,190
Other intangibles	12,403	14,902
Tangible Common Equity	$499,138	$444,637

Total Assets	$5,058,167	$4,727,713
Less:
Goodwill	137,190	137,190
Other intangibles	12,403	14,902
Tangible Assets	$4,908,574	$4,575,621

Preliminary Total Risk-Weighted Assets	$4,425,402	$4,131,983

Total Common Equity to Total Assets	12.8%	12.6%
Tangible Common Equity to Tangible Assets*	10.2%	9.7%

	September 30, 2018	December 31, 2017
Preliminary Regulatory Capital:
Common Equity Tier 1 Capital	$510,301	$442,381
Tier 1 Capital	540,301	472,381
Total Capital	567,909	496,422

Preliminary Regulatory Capital Ratios:
Common Equity Tier 1	11.5%	10.7%
Tier 1 Risk-Based	12.2%	11.4%
Total Risk-Based	12.8%	12.0%
Tier 1 Leverage	11.3%	10.5%

*These measures are considered non-GAAP financial measures. See “GAAP Reconciliation and Use of Non-GAAP financial measures” and the corresponding financial tables below for a reconciliation and discussion of these non-GAAP measures.

FB Financial Corporation
Third Quarter 2018
Supplemental Financial Information

Investment Portfolio
For the Quarters Ended
(Unaudited)
(In Thousands, Except %)

	2018						2017
Securities (at fair value)	Third Quarter		Second Quarter		First Quarter		Fourth Quarter		Third Quarter
Available for sale debt securities
U.S. government agency securities	$984	0%	$983	0%	$982	0%	$986	0%	$992	0%
Mortgage-backed securities - residential	467,714	77%	477,974	78%	472,930	79%	418,781	77%	418,794	77%
Municipals, tax exempt	130,672	21%	122,247	20%	113,158	19%	109,251	20%	106,950	20%
Treasury securities	7,131	1%	7,156	1%	7,178	1%	7,252	1%	8,819	2%
Total available for sale debt securities	606,501	99%	608,360	99%	594,248	99%	536,270	99%	535,555	99%
Equity securities	3,067	1%	3,075	1%	3,099	1%	7,722	1%	7,727	1%
Total securities	$609,568	100%	$611,435	100%	$597,347	100%	$543,992	100%	$543,282	100%

Securities to total assets	12.1%		12.4%		12.6%		11.5%		11.9%

FB Financial Corporation
Third Quarter 2018
Supplemental Financial Information

Non-GAAP Reconciliation
For the Quarters Ended
(Unaudited)
(In Thousands, Except Share Data and %)

	2018			2017
Net income, adjusted	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter
Pre-tax net income	$28,079	$29,859	$25,236	$27,504	$12,990
Plus merger and offering-related expenses	-	671	1,193	2,069	15,711
Less signficant gains (losses) on securities, other real estate
owned and other items	-	-	-	-	-
Pre-tax net income, adjusted	$28,079	$30,530	$26,429	$29,573	$28,701
Income tax expense, adjusted	6,702	7,794	5,793	11,308	10,765
Net income, adjusted	$21,377	$22,736	$20,636	$18,265	$17,936
Weighted average common shares outstanding fully diluted	31,339,628	31,294,044	31,421,830	31,166,080	30,604,537

Diluted earnings per share, adjusted
Diluted earnings per common share	$0.68	$0.70	$0.63	$0.74	$0.27
Plus merger and offering-related expenses	-	0.02	0.04	0.07	0.51
Less signficant gains (losses) on securities, other real estate
owned and other items	-	-	-	-	-
Less tax effect	-	-	(0.01)	(0.22)	(0.20)
Diluted earnings per share, adjusted	$0.68	$0.72	$0.66	$0.59	$0.58

Previously, the Company adjusted reported net income for the following items: (i) change in fair value in MSRs, net, and (ii) Gains (losses) from securities, OREO, MSRs, other assets, and other items. Beginning with the first quarter of 2018, the Company is only adjusting reported earnings for (i) merger and conversion costs, (ii) impact of tax reform (fourth quarter 2017); and (iii) other significant items impacting comparability between quarterly and annual periods including costs related to the secondary stock offering completed by our primary shareholder during the second quarter of 2018. Prior periods have been adjusted to conform to this presentation, see below for previously reported amounts:

				2017
Previously reported core results*				Fourth Quarter	Third Quarter
Core net income				$18,677	$18,516
Core diluted earnings per share				$0.60	$0.60

* Non-GAAP reconciliations of previously reported core results are included in previously issued earnings release supplements.

FB Financial Corporation
Third Quarter 2018
Supplemental Financial Information

Non-GAAP Reconciliation
For the Quarters Ended
(Unaudited)
(In Thousands, Except Share Data and %)

	2018			2017
Core efficiency ratio (tax-equivalent basis)	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter
Total noninterest expense	$57,213	$56,358	$56,151	$57,540	$69,224
Less merger and offering-related expenses	-	671	1,193	2,069	15,711
Core noninterest expense	$57,213	$55,687	$54,958	$55,471	$53,513
Net interest income (tax-equivalent basis)	$53,161	$51,909	$48,799	$49,692	$44,281
Total noninterest income	34,355	35,763	33,275	37,017	37,820
Less change in fair value on mortgage servicing rights	(2,701)	(1,778)	(1,713)	(190)	(893)
Less gain (loss) on sales or write-downs of other real estate owned and other assets	446	(132)	(118)	(386)	(314)
Less (loss) gain from securities, net	(27)	(42)	(47)	1	254
Core noninterest income	36,637	37,715	35,153	37,592	38,773
Core revenue	$89,798	$89,624	$83,952	$87,284	$83,054
Efficiency ratio (GAAP)(1)	65.7%	64.6%	68.7%	66.9%	85.0%
Core efficiency ratio (tax-equivalent basis)	63.7%	62.1%	65.5%	63.6%	64.4%

(1) Efficiency ratio (GAAP) is calculated by dividing reported noninterest expense by reported total revenue.

	2018			2017
Banking segment core efficiency ratio (tax equivalent)	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter
Core consolidated noninterest expense	$57,213	$55,687	$54,958	$55,471	$53,513
Less Mortgage segment noninterest expense	18,821	19,582	18,910	20,117	19,757
Adjusted Banking segment noninterest expense	38,392	36,105	36,048	35,354	33,756
Adjusted core revenue	89,798	89,624	83,952	87,284	83,054
Less Mortgage segment noninterest income	19,232	21,650	20,363	23,825	23,836
Less change in fair value on mortgage servicing rights	(2,701)	(1,778)	(1,713)	(190)	(893)
Adjusted Banking segment total revenue	$73,267	$69,752	$65,302	$63,649	$60,111
Banking segment core efficiency ratio (tax-equivalent basis)	52.4%	51.8%	55.2%	55.5%	56.2%

Mortgage segment core efficiency ratio (tax equivalent)
Consolidated Noninterest expense	$57,213	$56,358	$56,151	$57,540	$69,224
Less Banking segment noninterest expense	38,392	36,721	37,241	37,423	49,467
Adjusted Mortgage segment noninterest expense	$18,821	$19,637	$18,910	$20,117	$19,757
Total noninterest income	34,355	35,763	33,275	37,017	37,820
Less Banking segment noninterest income	15,123	14,058	12,912	13,192	13,984
Less change in fair value on mortgage servicing rights	(2,701)	(1,778)	(1,713)	(190)	(893)
Adjusted Mortgage segment total revenue	$21,933	$23,483	$22,076	$24,015	$24,729
Mortgage segment core efficiency ratio (tax-equivalent basis)	85.8%	83.6%	85.7%	83.8%	79.9%

	2018			2017
Mortgage contribution, adjusted	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter
Mortgage segment pre-tax net contribution	$433	$1,916	$1,111	$3,269	$3,948
Retail footprint:
Mortgage banking income	7,417	6,894	6,108	6,455	7,498
Mortgage banking expenses	6,383	5,649	5,097	5,294	6,216
Retail footprint pre-tax net contribution	1,034	1,245	1,011	1,161	1,282
Total mortgage banking pre-tax net contribution	$1,467	$3,161	$2,122	$4,430	$5,230
Pre-tax net income	28,079	29,859	25,236	27,504	12,990
% total mortgage banking pre-tax net contribution	5.2%	10.6%	8.4%	16.1%	40.3%
Pre-tax net income, adjusted	28,079	30,530	26,429	29,573	28,701
% total mortgage banking pre-tax net contribution, adjusted	5.2%	10.4%	8.0%	15.0%	18.2%

	2018			2017
Tangible assets and equity	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter
Tangible Assets
Total assets	$5,058,167	$4,923,249	$4,725,416	$4,727,713	$4,581,943
Less goodwill	137,190	137,190	137,190	137,190	138,910
Less intangibles, net	12,403	13,203	14,027	14,902	12,550
Tangible assets	$4,908,574	$4,772,856	$4,574,199	$4,575,621	$4,430,483
Tangible Common Equity
Total shareholders' equity	$648,731	$630,959	$611,075	$596,729	$572,528
Less goodwill	137,190	137,190	137,190	137,190	138,910
Less intangibles, net	12,403	13,203	14,027	14,902	12,550
Tangible common equity	$499,138	$480,566	$459,858	$444,637	$421,068
Common shares outstanding	30,715,792	30,683,353	30,671,763	30,535,517	30,526,592
Book value per common share	$21.12	$20.56	$19.92	$19.54	$18.76
Tangible book value per common share	$16.25	$15.66	$14.99	$14.56	$13.79
Total shareholders' equity to total assets	12.8%	12.8%	12.9%	12.6%	12.5%
Tangible common equity to tangible assets	10.2%	10.1%	10.1%	9.7%	9.5%
Net income	$21,377	$22,065	$19,754	$23,018	$8,388
Return on tangible common equity	17.0%	18.4%	17.4%	20.5%	7.9%

	2018			2017
Return on average tangible common equity	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter
Total average shareholders' equity	$638,388	$615,950	$599,198	$578,856	$550,409
Less average goodwill	137,190	137,190	137,190	137,190	108,220
Less average intangibles, net	12,803	13,615	14,465	13,726	9,983
Average tangible common equity	$488,395	$465,145	$447,544	$427,940	$432,206
Net income	$21,377	$22,065	$19,754	$23,018	$8,388
Return on average tangible common equity	17.4%	19.0%	17.9%	21.3%	7.7%

FB Financial Corporation
Third Quarter 2018
Supplemental Financial Information

Non-GAAP Reconciliation
For the Quarters Ended
(Unaudited)
(In Thousands, Except Share Data and %)

	2018			2017
Return on average tangible equity, adjusted	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter
Average tangible common equity	488,395	465,145	447,544	427,940	432,206
Net income, adjusted	$21,377	$22,736	$20,636	$18,265	$17,936
Return on average tangible equity, adjusted	17.4%	19.6%	18.7%	16.9%	16.5%

	2018			2017
Return on average assets and equity, adjusted	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter
Net income	$21,377	$22,065	$19,754	$23,018	$8,388
Average assets	4,932,197	4,763,991	4,678,494	4,664,669	4,162,478
Average equity	638,388	615,950	599,198	578,856	550,409
Return on average assets	1.72%	1.86%	1.71%	1.96%	0.80%
Return on average equity	13.3%	14.4%	13.4%	15.8%	6.0%
Net income, adjusted	21,377	22,736	20,636	18,265	17,936
Return on average assets, adjusted	1.72%	1.91%	1.79%	1.55%	1.71%
Return on average equity, adjusted	13.3%	14.8%	14.0%	12.5%	12.9%

				2017
Previously reported core metrics*				Fourth Quarter	Third Quarter
Core return on average tangible common equity				17.4%	17.0%
Core return on average assets				1.59%	1.76%
Core return on average equity				12.8%	13.3%
Core total revenue				$86,575	$82,383

* Non-GAAP reconciliations of previously reported core results are included in previously issued earnings release supplements.